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                                                                      Exhibit 32

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


     Each of the undersigned officers of Dyax Corp. (the "Company") certifies, under the standards set forth in and solely for the purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   March 10, 2004                       /s/ Henry E. Blair
                                                -----------------------------
                                                Henry E. Blair
                                                Chief Executive Officer


Dated:   March 10, 2004                       /s/ Stephen S. Galliker
                                                -----------------------------
                                                Stephen S. Galliker
                                                Chief Financial Officer